EXHIBIT 32.2

SARBANES-OXLEY SECTION 906 CERTIFICATION

CERTIFICATION OF W. RANDALL FOWLER, CHIEF FINANCIAL OFFICER

OF EPE HOLDINGS, LLC, THE GENERAL PARTNER OF

ENTERPRISE GP HOLDINGS L.P.

In connection with this quarterly report of Enterprise GP Holdings L.P. (the “Registrant”) on Form 10-Q for the quarterly period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Randall Fowler, Chief Financial Officer of EPE Holdings, LLC, the general partner of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

___/s/ W. Randall Fowler________________________________

Name:	W. Randall Fowler
Title:	Chief Financial Officer of EPE Holdings, LLC
on behalf of Enterprise GP Holdings L.P.

Date:	November 8, 2006